UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2024

REVOLVE GROUP, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38927	46-1640160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12889 Moore Street Cerritos, California		90703
(Address of Principal Executive Offices)		(Zip Code)

(562) 677-9480

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Class A Common Stock, par value $0.001 per share	RVLV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described in Item 5.07 below, Revolve Group, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”) on June 7, 2024. At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s certificate of incorporation to limit the liability of certain officers of the Company in specific circumstances as permitted by Delaware law. The amendment was filed with the office of the Secretary of State of the State of Delaware on June 7, 2024, and became effective as of that date.

The foregoing description of the amendment to the Company’s certificate of incorporation is qualified in its entirety by the full text of the amendment, which is filed as Exhibit 3.1 hereto and incorporated by reference in this Item 5.03.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 7, 2024, the Company held the Annual Meeting. Four proposals were submitted to the Company’s stockholders at the Annual Meeting, each of which is described in more detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 26, 2024. The final voting results were as follows:

Proposal No. 1: Election of Directors

Based on the votes set forth below, the stockholders elected the individuals listed below as directors to serve on the Board of Directors of the Company, each to serve until the 2025 annual meeting of stockholders or until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal.

Name	Votes For	Votes Withheld	Broker Non-Votes
Michael Karanikolas	342,435,115	14,823,483	1,553,093
Michael Mente	342,463,361	14,795,237	1,553,093
Melanie Cox	355,635,471	1,634,788	1,541,432
Jennifer Baxter Moser	357,027,867	242,392	1,541,432
Oana Ruxandra	356,769,856	500,403	1,541,432

Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm

Based on the votes set forth below, the stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Votes For	Votes Against	Abstentions	Broker Non-Votes
358,654,582	137,712	19,398	—

Proposal No. 3: Advisory Vote on the Compensation of the Company’s Named Executive Officers

Based on the votes set forth below, the stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
356,588,048	659,466	22,745	1,541,432

Proposal No. 4: Amendment to Certificate of Incorporation

Based on the votes set forth below, the stockholders approved the amendment to the Company’s certificate of incorporation to limit the liability of certain officers of the Company in specific circumstances as permitted by Delaware law.

Votes For	Votes Against	Abstentions	Broker Non-Votes
342,387,918	14,805,771	76,570	1,541,432

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to Certificate of Incorporation of Revolve Group, Inc., as filed with the Secretary of State of the State of Delaware on June 7, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVOLVE GROUP, INC.

Date: June 10, 2024	By:	/s/ JESSE TIMMERMANS
Jesse Timmermans
Chief Financial Officer